J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 14, 2022

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated March 1, 2021, as supplemented

On February 10, 2022, the Board of Trustees of the J.P. Morgan Exchange-Traded Fund Trust (the “Board”) approved a change to the name of the Fund. The name change will become effective on or about March 1, 2022 (the “Effective Date”).

Name Change

On the Effective Date, the Fund’s new name will be: JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF. At that time, all references to the Fund’s name will be changed to the new name.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-DAEXJETF-222